Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HIA, Inc (the “Company”) on Form 10-K for the period ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).  I Alan C. Bergold, the President, Treasurer and Director of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

____/s/____________________

Alan C. Bergold, President and

Treasurer and Director